Exhibit 99.2

CONSULTING AGREEMENT

This Consulting Agreement (hereinafter “Agreement”) is made and entered into by and between Victor Tyrone Lam (hereinafter “Lam”) and NTN Buzztime, Inc. (hereinafter “NTN Buzztime”), and inures to the benefit of each of NTN Buzztime’s current, former and future parents, subsidiaries, related entities, employee benefit plans and their fiduciaries, predecessors, successors, officers, directors, shareholders, agents, insurers, employees and assigns, each of whom are to be considered principals, or, in the alternative, intended third party beneficiaries of this Agreement.

RECITALS

NTN Buzztime and Lam have determined that it is in their mutual best interest for Lam to voluntarily resign his current position and full-time employment with NTN Buzztime effective March 31, 2007. However, NTN Buzztime wants to continue to use Lam’s services as a consultant to support certain portions of the company’s business including some of Lam’s former responsibilities with NTN Buzztime, and Lam agrees to such a relationship.

NTN Buzztime and Lam also therefore desire to completely, permanently resolve any and all disputes, claims and issues arising out of Lam’s employment with NTN Buzztime and the termination of that employment, as well as any and all other disputes, claims and issues that exist or may exist at this time.

AGREEMENT

Based on the foregoing facts and in consideration of the execution of this Agreement, the mutual covenants and promises contained in the following paragraphs and for other good and valuable consideration, NTN Buzztime and Lam agree as follows:

1. Effective Date and Term of Agreement. This Agreement shall be effective on the eighth day after execution by Lam provided that Lam executes the Agreement and does not revoke it as provided in Paragraph 12(e), and further provided that Lam submits, in writing, his voluntary resignation of employment effective March 31, 2007 (“Effective Date”). So long as the Agreement becomes effective before April 30, 2007, the Consulting Fees shall be paid retroactive to April 1, 2007. The initial term of the consulting relationship is intended to be for a period of twelve (12) months from April 1, 2007. Following the initial term of twelve (12) months, the Agreement will automatically renew on a month-to-month basis until it is terminated in accordance with Paragraph 11 either by one of the parties providing thirty (30) days notice of termination or otherwise.

2. Consulting Duties and Responsibilities. Lam agrees to perform the consulting services specified in Exhibit A to this Agreement as well other mutually agreed upon duties.

3. Compensation. In exchange for the consulting work that Lam will provide to NTN Buzztime and other consideration provided herein, NTN Buzztime will provide Lam with the following compensation:

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a. Consulting Fees. NTN Buzztime will pay Lam a monthly consulting fee from April 2007 through March 2008 according to the following schedule. The monthly consulting fees will be payable on the last business day of each month for services provided in that month based on invoices submitted by Lam. Starting in April 2008 and thereafter, Lam must submit an invoice to NTN Buzztime on the first business day of the month following the month in which the hours were worked showing the exact number of hours worked in the prior month. The hourly consulting fees for April 2008 and thereafter will be payable no later than the 15th of the month following the month in which the hours were worked provided that invoices are timely submitted. The monthly and hourly consulting fees are referred to herein as “Consulting Fees.” The Consulting Fee schedule is as follows:

Applicable Months	Consulting Fee	Anticipated Time Commitment/Cap
April 2007 through August 2007	$26,400 per month / $165.00 per hour	40 hours per week

September 2007 through October 2007	$20,400 per month / $170.00 per hour	30 hours per week

November 2007 through March 2008	$14,000 per month / $175.00 per hour	20 hours per week

April 2008 and thereafter	$175.00 per hour	As mutually agreed to and invoiced

b. Expenses. Lam will be responsible for all costs and expenses incident to the performance of consulting services for NTN Buzztime.

c. Independent Contractor Status. It is the express intention of the parties that Lam is an independent contractor and not an employee, agent, joint venturer or partner of NTN Buzztime. Nothing in this Agreement shall be interpreted or construed as creating or establishing an employment relationship between Lam and NTN Buzztime.

d. No Employment Benefits. Lam acknowledges and agrees that NTN Buzztime is under no obligation to provide and shall not provide him with any with any medical, dental, vision, life insurance, disability insurance or retirement benefits or any other type or form of employment benefits.

e. Entitlement to Consideration. By signing this Agreement, Lam acknowledges that he would not be entitled to the consideration provided in this Paragraph were it not for his execution of this Agreement.

4. Indemnification and Insurance. During the Term and thereafter, Lam shall be entitled to indemnification to the fullest extent permitted in accordance with the By-Laws and/or charters or other formation and governing documents of NTN Buzztime and its

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subsidiaries and affiliates and, if applicable, as provided under the terms of its directors and officers liability and fiduciary liability insurance policies.

5. Supplemental Consideration and Supplemental Release Agreement.

a. Within thirty (30) calendar days following the termination of this Agreement, Lam may execute and provide to NTN Buzztime the Supplemental Agreement attached hereto as Exhibit C, by mailing it or otherwise delivering it to: Shannon Kehle, NTN Buzztime, Inc., 5966 La Place Court, Suite 100, Carlsbad, CA 92008.

b. Within fifteen (15) calendar days of NTN Buzztime’s receipt of the Supplemental Release Agreement executed by Lam, NTN Buzztime shall provide an additional lump sum payment to Lam equivalent to one month of Consulting Fees, which will be calculated based on an average of the Consulting Fees paid to Lam during the six (6) month period immediately prior to the termination of the Agreement. If the Agreement is terminated before six months of Consulting Fees are paid, then the lump sum payment will be equal to one month of the then-current monthly Consulting Fees amount. By signing this Agreement, Lam acknowledges that he would not and will not be entitled to the Supplemental Compensation unless he signs the Supplemental Agreement.

c. If Lam does not execute the Supplemental Agreement as provided herein, NTN Buzztime will have no obligation to provide the Supplemental Compensation to Lam.

6. Acknowledgment of Compensation Received. Lam represents and acknowledges that, prior to the date of his execution of this Agreement, he has received from NTN Buzztime any and all wages, benefits and other compensation due and owing to him as a result of his employment with NTN Buzztime, including without limitation any and all accrued but unused vacation time. Lam further agrees that as of his separation of employment from NTN Buzztime, the only claim for monies owed to him by NTN Buzztime would be as set forth in this Agreement.

7. Exercise of Vested Stock Options. Lam acknowledges and agrees that any stock option benefits he is entitled to and any rights he may have to exercise vested stock options, as specified in Exhibit B, are governed by the 2004 Performance Incentive Plan and previous Stock Option Plans which stock options have been granted under prior to 2004.

8. Tax Liability and Representations. Lam agrees that NTN Buzztime has made no representations to him regarding the tax consequences of the Consulting Fees and/or the Supplemental Compensation and that he has not relied upon any such representations in entering into this Agreement. Lam agrees to pay all federal or state taxes, if any, which are required by law to be paid with respect to the Consulting Fees and/or Supplemental Compensation. Lam further agrees to indemnify and hold NTN Buzztime, its predecessors, and its current and former officers, directors, employees, attorneys, representatives, successors and assigns harmless from any claims, demands, deficiencies, levies, assessments, executions, judgments or recoveries by any governmental entity against NTN Buzztime, or any of the foregoing persons or entities, for any amounts claimed due from Lam on account of his receipt for the Consulting Fees and/or the Supplemental Compensation or pursuant to claims made under any federal or state tax laws.

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9. Lam's General Release. In exchange for the consideration provided by this Agreement and except for those obligations created by or arising out of this Agreement, Lam, on his own behalf and behalf of his descendants, dependents, heirs, executors, administrators, assigns and successors, and each of them, and NTN Buzztime, its divisions, subsidiaries, parents, or affiliated partnerships and corporations, past and present, and each of them, to the fullest extent permitted by law releases and discharges the other, including NTN Buzztime’s divisions, subsidiaries, parents, or affiliated partnerships and corporations, past and present, and each of them, as well as its and their directors, officers, shareholders, partners, representatives, attorneys, assignees, successors, agents, insurers, and employees, past and present, and each of them (individually and collectively, “Releasees”), from and with respect to any and all claims, rights, obligations, demands, actions, liabilities and causes of action of any kind or nature whatsoever, known or unknown, suspected or unsuspected (collectively, “Claim” or “Claims”), arising out of or in any way connected with Lam’s employment, termination of employment, and any other relationship with, interest in or separation from NTN Buzztime which may be raised pursuant to any law, constitution, statute, regulation or any common law theory, whether in tort, contract, equity or otherwise and regardless of the type of damages or recovery sought. This release includes, without limiting the foregoing, any and all Claims by Lam for severance pay, stock, stock options or stock option benefits, profit sharing, bonus or similar benefit, sick leave, pension, retirement, vacation pay, life insurance, health or medical insurance or any other fringe benefit, or disability, or any other Claims resulting from any act or omission by or on the part of Releasees committed or omitted prior to the date of this Agreement, except as otherwise specified herein. This release also includes, without limiting the generality of the foregoing, any Claim by Lam under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act, the Occupational Safety and Health Act, the California Fair Employment and Housing Act, the California Labor Code, the California Constitution, the California Business & Professions Code, the California Family Rights Act, the Sarbanes Oxley Act, Securities and Exchange Commission rules or any other federal, state or local law, regulation, ordinance, public policy, contract, tort or common law claim. Claims not covered by the release provisions of this Agreement are: (i) claims for unemployment insurance and (ii) claims for worker’s compensation benefits; nor shall this release apply to any rights or entitlements Lam may have with respect to his 401(k), COBRA, or any obligation NTN Buzztime may have to indemnify Lam for any claims asserted against him.

10. Civil Code § 1542. This Agreement is intended to be effective as a general release of and bar to all claims as stated above. Accordingly, Lam and NTN Buzztime hereby expressly waive any rights and benefits conferred by Section 1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

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11. Termination of Agreement.

a.	Termination Within Initial Term. The initial term of the consulting relationship is intended to be for a period of twelve (12) months from April 1, 2007 but may be terminated by NTN Buzztime within the twelve (12) month initial term or thereafter for cause subject to provision 11(e).

b.	Termination Upon Thirty Days Notice. This Agreement may be terminated by NTN Buzztime following the Initial Term at any time, for any reason, or for no reason, upon thirty days (30) written notice. Lam may terminate this Agreement at any time, for any reason, or for no reason, upon thirty (30) days written notice. Notice shall be provided as follows:

Shannon Kehle

NTN Buzztime, Inc.

5966 La Place Court, Suite 100

Carlsbad, CA 92008.

Victor Tyrone Lam

1861 Montgomery Avenue

Cardiff, CA 92007

c.	Automatic Termination Upon Lam’s Death. The Agreement shall automatically terminate upon the death of Lam.

d.	Automatic Termination Upon Lam’s Disability. The Agreement shall automatically terminate upon Lam becoming permanently disabled or incapacitated such that he cannot effectively provide the consulting services in this Agreement for a period of more than sixty (60) continuous days. The automatic termination will be effective upon the expiration of the sixty (60) day period of disability/incapacity.

e.	Termination For Cause. NTN Buzztime has the right to immediately terminate the Agreement for Cause upon notice to Lam at the address specified in Paragraph 10(a). For purposes of this Agreement, “Cause” shall mean:

i.	indictment for or conviction of any felony or any crime involving dishonesty or moral turpitude;

ii.	active or passive involvement in any fraud or act of dishonesty against NTN Buzztime;

iii.	theft, abuse or misuse of NTN Buzztime’s property, including proprietary and/or trade secret information;

iv.	performance deficiencies by Lam, which demonstrate that Lam is unable to competently and adequately continue to perform the consulting services expected of him; provided that prior to any termination under this provision, Lam is provided at least thirty (30) days written notice of his performance deficiencies, and given that period to cure.

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f.	Automatic Renewal After Twelve Months on a Month-To-Month Basis. Should the Agreement not be terminated before the expiration of its twelve (12) month term by any other provision of Paragraphs 11(a)-(d), then it shall automatically renew on a month to month basis until it is terminated in accordance with one of the provisions in Paragraphs 11(a)-(d).

g.	Final Consulting Fee Payment. If the Agreement is terminated such that Lam will provide a partial month of consulting services in a month to which he is entitled to monthly Consulting Fees, then Lam shall be paid a pro rata portion of the monthly Consulting Fees. If the Agreement is terminated while Lam is being paid on an hourly basis, then his hourly Consulting Fees will be paid based on the hours invoiced.

12. Acknowledgment of Rights and Waiver of Claims Under the Age Discrimination in Employment Act (“ADEA”). Lam expressly acknowledges and agrees that:

a.	He has had the opportunity of a full twenty-one (21) days within which to consider this Agreement before signing it although he may by his own choice execute this Agreement earlier.

b.	He is knowingly and voluntarily waiving any rights or claims that he may have arising under the federal Age Discrimination in Employment Act of 1967 (29 U.S.C. § 621 et. seq.), which have arisen on or before the date of execution of this Agreement.

c.	In return for this Agreement, Lam will receive consideration, i.e., something of value, beyond that to which he was already entitled before entering into this Agreement.

d.	He was advised and is hereby advised in writing by this Agreement to consult with an attorney of his choice before signing this Agreement;

e.	Lam was informed, and is informed in this writing, that he has seven (7) days following the date he executes this Agreement in which to revoke it. Lam may revoke this Agreement only by giving NTN Buzztime formal, written notice of his revocation, addressed to: Shannon Kehle, NTN Buzztime, Inc., 5966 La Place Court, Suite 100, Carlsbad, CA 92008.

f.	Lam acknowledges and understands that this Agreement shall not be effective if Lam revokes it.

g.	He understands that any rights or claims under the Age Discrimination in Employment Act of 1967 that may arise after the date this Agreement is signed are not waived.

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13. No Authority to Bind or Make Representations On Behalf of NTN Buzztime. Without the express written consent of NTN Buzztime, Lam shall have no apparent, actual or implied authority to pledge the credit of NTN Buzztime, its affiliates or any of its other employees, to bind NTN Buzztime or its affiliates under any contract, agreement, note, mortgage or otherwise to release or discharge any debt due to NTN Buzztime or its affiliates unless or to sell, mortgage, transfer or otherwise dispose of any assets of NTN Buzztime. In addition, Lam shall have no apparent, actual or implied authority to make any public statement or representations on behalf of NTN Buzztime or to serve as an authorized corporate signatory on behalf of NTN Buzztime without NTN Buzztime’s express written consent.

14. Severability. Lam agrees that if any provision of the release given by him under this Agreement or any other provision of this Agreement is found to be unenforceable, it will not affect the enforceability of the remaining provisions and all remaining provisions shall be enforced and enforceable to the fullest extent permitted by law.

15. Promise to Maintain Confidentiality of Confidential Information. Regardless of whether Lam accepts this Agreement, Lam shall continue to maintain the confidentiality of all confidential and proprietary information of NTN Buzztime as required by the Confidentiality and Work for Hire Agreement, which, to the fullest extent necessary to protect the confidentiality of information, remains in effect after the date of the termination of his employment, executed by him in favor of NTN Buzztime.

16. No Admission of Liability. The parties agree that this Agreement, and performance of the acts required by it, does not constitute an admission of liability, culpability, negligence or wrongdoing on the part of anyone, and will not be construed for any purpose as an admission of liability, culpability, negligence or wrongdoing by any party and/or by any parties’ current, former or future parents, subsidiaries, related entities, predecessors, successors, officers, directors, shareholders, agents, insurers, employees and assigns. NTN Buzztime specifically disclaims any liability to Lam or any other person, for any alleged violation of the rights of Lam or any person, or for any alleged violation of any order, law, statute, duty or contract on the part of NTN Buzztime, its employees or agents or related companies or their employees or agents.

17. Enforcement. It is further understood and agreed that if, at any time, a violation of any term of this Agreement is asserted by any party hereto, that party shall have the right to seek specific performance of that term and/or any other necessary and proper relief, including but not limited to damages, from any court of competent jurisdiction, and the prevailing party shall be entitled to recover its reasonable costs and attorneys’ fees.

18. Integrated Agreement. This instrument constitutes and contains the entire agreement and understanding concerning the subject matter herein. Except with respect to the existing and continuing obligations imposed upon Lam by the other agreements he has executed in favor of NTN Buzztime which remain effective after the termination of Lam’s employment, including the Confidentiality and Work for Hire Agreement, and any stock option agreements to which Lam is a party, this Agreement supersedes and replaces all prior negotiations and agreements, proposed or otherwise, whether written or oral, between the parties concerning the subject matters herein. This is a fully integrated document.

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19. Non-Transfer of Released Matters. Lam warrants and represents that he has not heretofore assigned or transferred to any person any released matter or any part or portion thereof, and Lam shall defend, indemnify and hold harmless NTN Buzztime and any Releasee from and against any claim (including the payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or in connection with or arising out of any such assignment or transfer made, purported or claimed.

20. Waiver, Amendment and Modification of Agreement. The parties agree that no waiver, amendment or modification of any of the terms of this Agreement shall be effective unless in writing and signed by all parties affected by the waiver, amendment or modification. No waiver of any term, condition or default of any term of this Agreement shall be construed as a waiver of any other term, condition or default.

21. Counterparts. This Agreement may be signed in counterparts as though signed as one document. Signatures provided by facsimile and by electronic scan shall have the same force and effect as original signatures.

22. Voluntary Execution. The parties hereby acknowledge that they have read and understand this Agreement and that they sign this Agreement voluntarily and without coercion.

IN WITNESS WHEREOF, the parties have executed this Agreement on the respective dates set forth below:

Dated: March 30, 2007	/s/ Victor Tyrone Lam
Victor Tyrone Lam

NTN BUZZTIME, INC.

Dated: March 30, 2007	/s/ Dario L. Santana
Dario L. Santana
Chief Executive Officer

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EXHIBIT A

Consulting Duties and Responsibilities

1.	Manage existing accounts in the categories listed below for the purpose of meeting or exceeding the 2007 Distribution Budget and provide weekly written updates to that affect.

Cable Operators - content and technology licensing, development projects as necessary.

Satellite Operators – content subscription royalties.

Mobile Platforms – royalties from subscription sales

Other Licensees – royalties from retail sales of existing products

2.	Establish new distribution accounts to meet or exceed the 2007 Distribution Budget and provide weekly written updates to that affect.

3.	Monitor and report on potential distribution revenue sources.

4.	Support industry relations for NTN Buzztime within cable, satellite, mobile, online and gaming segments.

5.	Support the Company’s strategy and planning efforts.

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EXHIBIT B

Stock Option Table

Type	Date Issued	Exercise Price	Expiration Date	Granted	Vested
Options	04/08/98	1.3750	04/07/08	135,000	135,000
Options	04/08/98	1.0000	04/07/08	215,000	215,000
Options	09/04/98	0.6250	09/03/08	150,000	150,000
Options	02/19/02	0.7900	02/18/12	100,000	100,000
Options	01/31/03	1.1000	01/30/13	100,000	100,000
Options	03/22/04	2.7300	03/21/14	40,000	40,000
Options	06/27/05	1.8800	06/26/15	50,000	50,000

Deferred Stock Unit	09/30/04			20,000	20,000

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EXHIBIT C

SUPPLEMENTAL RELEASE AGREEMENT

This Supplemental Agreement (hereinafter “Supplemental Agreement”) is made and entered into by and between Victor Tyrone Lam (hereinafter “Lam”) and NTN Buzztime, Inc. (hereinafter “NTN Buzztime”), and inures to the benefit of each of NTN Buzztime’s current, former and future parents, subsidiaries, related entities, employee benefit plans and their fiduciaries, predecessors, successors, officers, directors, shareholders, agents, insurers, employees and assigns, each of whom are intended third party beneficiaries of this Supplemental Agreement. This Supplemental Agreement is Supplemental to the Consulting Agreement (“Principal Agreement”) executed by the parties in or about March 2007.

RECITALS

NTN Buzztime and Lam determined that it was in their mutual best interest for Lam to voluntarily resign his employment with NTN Buzztime effective March 31, 2007. However, NTN Buzztime thereafter continued use Lam’s services as a consultant. The parties wish or have already terminated all relationships between them, including any consulting relationship.

NTN Buzztime and Lam also therefore desire to permanently resolve any and all disputes, claims and issues arising out of the termination of all relationships between them, as well as any and all other disputes, claims and issues that exist or may exist at this time.

AGREEMENT

Based on the foregoing facts and in consideration of the execution of this Supplemental Agreement, the mutual covenants and promises contained in the following paragraphs and for other good and valuable consideration, NTN Buzztime and Lam agree as follows:

1. Effective Date. This Supplemental Agreement shall be effective on the eighth day after execution by Lam, provided that Lam has not revoked the Supplemental Agreement as provided in Paragraph 7.

2. Supplemental Consideration.

a. In accordance with the Principal Agreement, within thirty (30) calendar days following the termination of the Principal Agreement, Lam may execute and provide to NTN Buzztime this Supplemental Agreement by mailing it or otherwise delivering it to: Shannon Kehle, NTN Buzztime, Inc., 5966 La Place Court, Suite 100, Carlsbad, CA 92008.

b. Within fifteen (15) calendar days of NTN Buzztime’s receipt of this Supplemental Agreement executed by Lam, NTN Buzztime shall provide a lump sum payment to Lam equivalent to one month of Consulting Fees, which will be calculated based on an average of the Consulting Fees paid to Lam during the six (6) month period immediately prior to the termination of the Agreement. If the Agreement is terminated before six months of Consulting Fees are paid, then the lump sum payment will be equal to one month of the then-current monthly Consulting Fees amount. By signing this Agreement, Lam acknowledges that he would not and will not be entitled to any Supplemental Compensation unless he signs the Supplemental Agreement.

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c. By signing this Agreement, Lam acknowledges that he would not and will not be entitled to any Supplemental Compensation unless he signs the Supplemental Agreement.

d. The gross amount shall not be subject to any withholdings or deductions by NTN Buzztime. NTN Buzztime shall issue to Lam a Form 1099 for the amount of the payment.

3. Acknowledgment of Compensation Received. Lam represents and acknowledges that the Supplemental Compensation is the entire amount of monetary consideration provided to him under this Supplemental Agreement and that he will not seek any further compensation for any other claimed injury, damages, costs, expense or attorneys’ fees in connection with the matters encompassed in this Supplemental Agreement, or for any other matter.

4. Tax Liability and Representations. Lam agrees that NTN Buzztime has made no representations to him regarding the tax consequences of the Supplemental Compensation and that he has not relied upon any such representations in entering into this Supplemental Agreement. Lam agrees to pay all federal or state taxes, if any, which are required by law to be paid with respect to the Supplemental Compensation. Lam further agrees to indemnify and hold NTN Buzztime, its predecessors, and its current and former officers, directors, employees, attorneys, representatives, successors and assigns harmless from any claims, demands, deficiencies, levies, assessments, executions, judgments or recoveries by any governmental entity against NTN Buzztime, or any of the foregoing persons or entities, for any amounts claimed due from Lam on account of his receipt for the Supplemental Compensation or pursuant to claims made under any federal or state tax laws.

5. Lam's General Release. In exchange for the consideration provided by this Supplemental Agreement and except for those obligations created by or arising out of this Supplemental Agreement, Lam, on his own behalf and behalf of his descendants, dependents, heirs, executors, administrators, assigns and successors, and each of them, and NTN Buzztime, its divisions, subsidiaries, parents, or affiliated partnerships and corporations, past and present, and each of them, to the fullest extent permitted by law releases and discharges the other including NTN Buzztime’s divisions, subsidiaries, parents, or affiliated partnerships and corporations, past and present, and each of them, as well as its and their directors, officers, shareholders, partners, representatives, attorneys, assignees, successors, agents, insurers, and employees, past and present, and each of them (individually and collectively, “Releasees”), from and with respect to any and all claims, rights, obligations, demands, actions, liabilities and causes of action of any kind or nature whatsoever, known or unknown, suspected or unsuspected (collectively, “Claim” or “Claims”), arising out of or in any way connected with Lam’s consulting relationship, his former employment, termination of employment, and any other relationship with, interest in or separation from NTN Buzztime which may be raised pursuant to any law, constitution, statute, regulation or any common law theory, whether in tort, contract, equity or otherwise and regardless of the type of damages or recovery sought. This release includes, without limiting the foregoing, any and all Claims by Lam for severance pay, stock, stock options or stock option benefits, profit sharing, bonus or similar benefit, sick leave, pension, retirement, vacation pay, life insurance, health or medical insurance other fringe benefit,

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or disability, or any other Claims resulting from any act or omission by or on the part of Releasees committed or omitted prior to the date of this Supplemental Agreement except as otherwise specified herein. This release also includes, without limiting the generality of the foregoing, any Claim by Lam under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act, the Occupational Safety and Health Act, the California Fair Employment and Housing Act, the California Labor Code, the California Constitution, the California Business & Professions Code, the California Family Rights Act, the Sarbanes Oxley Act, Securities and Exchange Commission rules or any other federal, state or local law, regulation, ordinance, public policy, contract, tort or common law claim. Claims not covered by the release provisions of this Supplemental Agreement are: (i) claims for unemployment insurance and (ii) claims for worker’s compensation benefits; nor shall this release apply to any rights or entitlements Lam may have with respect to 401(k), stock options, COBRA, or any obligation NTN Buzztime may have to indemnify Lam for any claims asserted against him.

6. Civil Code § 1542. This Supplemental Agreement is intended to be effective as a general release of and bar to all claims as stated above. Accordingly, Lam and NTN Buzztime hereby expressly waive any rights and benefits conferred by Section 1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

7. Acknowledgment of Rights and Waiver of Claims Under the Age Discrimination in Employment Act (“ADEA”). Lam expressly acknowledges and agrees that:

a.	He has had the opportunity of a full twenty-one (21) days within which to consider this Supplemental Agreement before signing it although he may by his own choice execute this Supplemental Agreement earlier.

b.	He is knowingly and voluntarily waiving any rights or claims that he may have arising under the federal Age Discrimination in Employment Act of 1967 (29 U.S.C. § 621 et. seq.), which have arisen on or before the date of execution of this Supplemental Agreement.

c.	In return for this Supplemental Agreement, Lam will receive consideration, i.e., something of value, beyond that to which he was already entitled before entering into this Supplemental Agreement.

d.	He was advised and is hereby advised in writing by this Supplemental Agreement to consult with an attorney of his choice before signing this Supplemental Agreement;

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e.	Lam was informed, and is informed in this writing, that he has seven (7) days following the date he executes this Supplemental Agreement in which to revoke it. Lam may revoke this Supplemental Agreement only by giving NTN Buzztime formal, written notice of his revocation, addressed to: Shannon Kehle, NTN Buzztime, Inc., 5966 La Place Court, Suite 100, Carlsbad, CA 92008.

f.	He acknowledges and understands that this Supplemental Agreement shall not be effective until the date upon which the revocation period expires.

g.	He understands that any rights or claims under the Age Discrimination in Employment Act of 1967 that may arise after the date this Supplemental Agreement is signed are not waived.

8. Indemnification and Insurance. Lam shall be entitled to indemnification to the fullest extent permitted in accordance with the By-Laws and/or charters or other formation and governing documents of NTN Buzztime and its subsidiaries and affiliates and, if applicable, as provided under the terms of its directors and officers liability and fiduciary liability insurance policies.

9. Severability. Lam agrees that if any provision of the release given by him under this Supplemental Agreement or any other provision of this Supplemental Agreement is found to be unenforceable, it will not affect the enforceability of the remaining provisions and all remaining provisions shall be enforced and enforceable to the fullest extent permitted by law.

10. Return of Company Property. Lam promises and agrees that as of the date of execution of this Supplemental Agreement, he has returned to NTN Buzztime all of its property in his possession, including but not limited to, NTN Buzztime files, notes, records, documents and any computer-recorded information.

11. Promise to Maintain Confidentiality of Confidential Information. Regardless of whether Lam accepts this Supplemental Agreement, Lam shall continue to maintain the confidentiality of all confidential and proprietary information of NTN Buzztime as required by the Confidentiality and Work for Hire Agreement, which, to the fullest extent necessary to protect the confidentiality of information, remains in effect after the date of the termination of his consulting relationship with NTN Buzztime, executed by him in favor of NTN Buzztime.

12. No Admission of Liability. The parties agree that this Supplemental Agreement, and performance of the acts required by it, does not constitute an admission of liability, culpability, negligence or wrongdoing on the part of anyone, and will not be construed for any purpose as an admission of liability, culpability, negligence or wrongdoing by any party and/or by any parties’ current, former or future parents, subsidiaries, related entities, predecessors, successors, officers, directors, shareholders, agents, insurers, employees and assigns. NTN Buzztime specifically disclaims any liability to Lam or any other person, for any alleged violation of the rights of Lam or any person, or for any alleged violation of any order, law, statute, duty or contract on the part of NTN Buzztime, its employees or agents or related companies or their employees or agents.

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13. Enforcement. It is further understood and agreed that if, at any time, a violation of any term of this Supplemental Agreement is asserted by any party hereto, that party shall have the right to seek specific performance of that term and/or any other necessary and proper relief, including but not limited to damages, from any court of competent jurisdiction, and the prevailing party shall be entitled to recover its reasonable costs and attorneys’ fees.

14. Integrated Agreement. This instrument constitutes and contains the entire agreement and understanding concerning the subject matter herein. Except with respect to the existing and continuing obligations imposed upon Lam by the other agreements he has executed in favor of NTN Buzztime which remain effective after the termination of Lam’s employment and after the termination of the consulting relationship, including the Confidentiality and Work for Hire Agreement and any stock option agreements to which Lam is a party, this Supplemental Agreement supersedes and replaces all prior negotiations and agreements, proposed or otherwise, whether written or oral, between the parties concerning the subject matters herein. This is a fully integrated document.

15. Non-Transfer of Released Matters. Lam and NTN Buzztime warrant and represent that they have not heretofore assigned or transferred to any person any released matter or any part or portion thereof, and Lam and NTN Buzztime shall defend, indemnify and hold harmless the other and any Releasee from and against any claim (including the payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or in connection with or arising out of any such assignment or transfer made, purported or claimed.

16. Waiver, Amendment and Modification of Supplemental Agreement. The parties agree that no waiver, amendment or modification of any of the terms of this Supplemental Agreement shall be effective unless in writing and signed by all parties affected by the waiver, amendment or modification. No waiver of any term, condition or default of any term of this Supplemental Agreement shall be construed as a waiver of any other term, condition or default.

17. Counterparts. This Supplemental Agreement may be signed in counterparts as though signed as one document. Signatures provided by facsimile and by electronic scan shall have the same force and effect as original signatures.

[Signatures Provided on Following Page]

18. Voluntary Execution. The parties hereby acknowledge that they have read and understand this Supplemental Agreement and that they sign this Supplemental Agreement voluntarily and without coercion.

IN WITNESS WHEREOF, the parties have executed this Supplemental Agreement on the respective dates set forth below:

Dated: March 30, 2007	By:	/s/ Victor Tyrone Lam
Victor Tyrone Lam
NTN BUZZTIME, INC.

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Dated: March 30, 2007	By:	/s/ Dario L. Santana
Dario L. Santana
Chief Executive Officer

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